                   TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
A Focus on Senior Loans..........................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Statement of Cash Flows.......................... 22
Financial Highlights............................. 23
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

August 19, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,



[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The economy continued to experience impressive growth during the past 12 months, but finally began to show signs of moderating toward the end of the reporting period.

ECONOMIC GROWTH
    The nation's gross domestic product (GDP), which peaked at 6.0 percent in the fourth quarter of 1998, fell to more sustainable levels in the first and second quarters of 1999. The unusually strong GDP early in the reporting period was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market. However, economic growth leveled off in the second quarter of 1999, as did consumer confidence and retail spending.

EMPLOYMENT ENVIRONMENT
    Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas. As a result, the cost of labor as measured by the Employment Cost Index grew at a surprising rate in July, causing concerns about the potential for higher inflation in the months ahead.

INFLATION AND INTEREST RATES
    Inflation remained low during most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30, partially reversing a series of rate decreases from the fall of 1998. (Editor's Note: The Fed increased rates an additional 0.25 percent on August 24.)

ECONOMIC OUTLOOK
    We believe the moderate slowdown in growth may continue, bringing the economy back to historically normal levels. Strong corporate earnings, low unemployment, and an active housing market should provide some balance against slower spending and job growth rates.

                          INTEREST RATES AND INFLATION
                      July 31, 1997, through July 31, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000
                                                                           4.5000                             2.1000
                                                                           4.0000                             2.0000
Jul 1999                                                                   4.7500                             2.1000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1999

                      VAN KAMPEN SENIOR FLOATING RATE FUND


 TOTAL RETURNS

One-year total return(1)...................................      7.09%
Life-of-Fund average annual total return(1)................      7.18%
Commencement date..........................................  03/27/98
Distribution rate(2).......................................      6.52%

 SHARE VALUATIONS

Net asset value on 07/31/99................................    $10.09
One-year high net asset value (07/28/99)...................    $10.12
One-year low net asset value (08/09/98)....................    $10.03

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2) Distribution rate is based upon the July 23, 1999 offering price of $10.12 and the current monthly dividend of $0.0550 per share.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Fund shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Fund and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Fund's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                          PORTFOLIO MANAGEMENT REVIEW

                      VAN KAMPEN SENIOR FLOATING RATE FUND

We recently spoke with the portfolio management team of the Van Kampen Senior Floating Rate Fund about the key events and economic forces that shaped the markets during the past year. On July 23, 1999, Dennis J. McDonnell, president and chief operating officer of Van Kampen Investment Advisory Corp., assumed day-to-day management responsibilities for the Fund.
      Mr. McDonnell has more than 30 years of asset management experience and was pivotal in Van Kampen's entry into the senior loan business in 1989. He has had oversight responsibilities for all senior loan fund operations since the Fund's inception. The following excerpts reflect his views on the Fund's performance during the 12 months ended July 31, 1999.

 Q    CAN YOU DESCRIBE THE CONDITIONS OF THE SENIOR LOAN MARKET DURING THE PAST
      YEAR?

 A The second half of 1998 saw considerable volatility across the financial markets, but the senior loan market handled the challenging conditions quite well. Economic turmoil overseas sparked a credit crunch in the
United States, as banks became more cautious about lending to corporations--many banks feared that a drop in corporate earnings might hinder the borrowers' ability to repay their loans. This caution contributed to a slowdown in new issuance of senior loans. The loans that did come to market carried attractive yields, as banks required borrowing companies to pay a premium in light of the uncertain economic environment. In addition, the companies that could afford to pay these premiums were firms that generally displayed strong fundamentals. This combination of desirable yields and strong issuers resulted in favorable opportunities to add to our senior loan portfolio.
      The Federal Reserve Board responded to market conditions with a series of interest-rate cuts in late 1998. The market's absorption of these cuts in early 1999 coincided with a general recovery among global economies, and these factors helped alleviate the U.S. credit crunch and accelerate new issuance in the senior loan market. Surprisingly healthy economic growth and a mild surge in inflation prompted the Fed to raise rates in June, adding more opportunities to find attractive yields in the senior loan market. However, the corporate debt market (including bonds and bank loans) has been experiencing some deterioration over the last several months, resulting in an increase in the default rate.

 Q    HOW DID CHANGING INTEREST RATES AFFECT THE FUND'S DIVIDEND?

 A Senior loans have the ability to adjust their interest payments over time in conjunction with changes in interest rates--generally, interest rates on loans in the Fund's portfolio reset every 30 to 90 days. As a result, the income generated by the Fund usually reflects the prevailing trend in short-term interest rates. During late 1998, many of the Fund's holdings adjusted their interest rates to reflect the downward trend in short-term rates and the reductions by the Fed. We lowered the Fund's dividend accordingly on two occasions last fall. In 1999, however, interest rates have been on the upswing, so we were able to raise the Fund's dividend back to its original level of a year ago.

 Q    WHAT AREAS OF THE MARKET PROVIDED THE BEST OPPORTUNITIES?

 A We continued to find many opportunities in the telecommunications arena-- including cellular, wireless, and personal communications systems. This segment constituted the largest industry weighting in the portfolio.
Telecommunications continues to experience a high level of merger-and-acquisition activity, for which senior loans have helped provide the financing. In addition to telecommunications, some of our largest industry weightings were ecological sectors, transportation, and chemicals, plastics, and rubber.

 Q    CAN YOU TALK ABOUT SOME OF YOUR LARGEST HOLDINGS?

 A Most of the borrowing companies represented in the portfolio provide basic goods and services to the domestic economy. Senior loans often provide integral financing for the growth and development of these firms. Among our ten largest holdings are:

    - BCP SP--Based in Sao Paulo, this wireless communications company was created through a joint venture between American-owned BellSouth and Safra, a Brazilian firm.

    - Starwood Hotels & Resorts Worldwide--This hotel operating company's brand names include Sheraton, Westin, The Luxury Collection, and St. Regis. In July, Starwood announced plans to acquire Vistana, a developer and operator of high-quality vacation ownership resorts.

    - Avis Rent A Car--This car rental company has made several recent acquisitions and purchases, including Cendant's vehicle leasing and fleet management unit.

    - The Pantry--This convenience store operator based in the southeastern United States recently completed the acquisition of 53 Depot food stores and 28 Food Chief stores.

    - Iridium Operating--This firm engages in the establishment and commercialization of a global satellite communications system.

      When we purchase senior loans for the Fund's portfolio, we seek to invest in companies that we believe can perform well in the long run and make their loan payments on schedule. However, keep in mind that not every loan in the portfolio will produce positive results, and all loans are subject to credit risk. For additional portfolio highlights, please refer to page 10.

 Q    WHAT FACTORS WORKED AGAINST THE FUND?

 A Although the Fund performed very well during the period, its modest exposure to the lackluster health-care industry was a drag on the Fund's performance and earnings. The challenges imposed by managed care and changing Medicare reimbursement policies caused this area of the market to struggle, and we believe these challenges will continue to have an impact on the health-care industry into next year. Despite this turbulence, we feel confident in the management teams of the borrowing companies in which we've invested, and we expect them to adapt to the new health-care environment.
      Another factor that negatively affected the Fund's performance was defaults in certain senior loan holdings.

 Q THE FUND PASSED ITS FIRST ANNIVERSARY IN MARCH--HOW HAS THE PORTFOLIO CHANGED SINCE ITS INCEPTION?

 A As the Fund's assets have grown, we've been able to broaden the portfolio in terms of the number of issues held by the Fund, as well as the number of industries represented by those issues. We held more than 120 issues as of July 31, 1999, while we owned less than 50 issues one year ago. In addition, we've been fortunate to be investing these new assets during a time when conditions were favorable in the senior loan market. Consequently, we have been able to acquire a number of loans that have increased the Fund's earnings and enhanced its performance.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A The Fund's total return for the 12-month period was 7.09 percent(1) at net asset value, and the Fund's current monthly dividend of $0.0550 represents a distribution rate of 6.52 percent(2). For more information on the Fund's performance, please refer to the chart and footnotes on page 3. Past performance does not guarantee future results.

 Q    WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET AND FOR THE FUND?

 A Looking forward, there are several factors in place that suggest a generally favorable environment for senior loans. Strong new issuance continues to provide an ample supply of loans, and rising interest rates have begun to create both increased income potential and increased demand for senior loan products.
      Nevertheless, we are mindful of deteriorating credit conditions, which may adversely affect senior loan valuations. In light of the recent rise in defaults and bankruptcy filings by corporate borrowers, we expect some weakening in the quality of some existing positions in the portfolio, which could lead to greater fluctuation in the Fund's net asset value than has been our previous experience. During the reporting period, the Fund's net asset value fluctuated between $10.03 and $10.12 per share. (Editor's note: As of September 14, 1999, the Fund's net asset value was $10.01.) We expect to keep the Fund invested in a broad variety of industries and individual loans, in our effort to limit the effects of problems with a particular issuer or industry.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               GLOSSARY OF TERMS

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the fund is entitled will be paid.

                            A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Fund's management team, are important to the integrity of the Fund's portfolio. These include:

SENIOR STANDING
    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the Fund's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING
    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.
    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the Fund's net asset value.

CREDIT QUALITY
    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS
    Under normal market conditions, the Fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN SENIOR FLOATING RATE FUND

  TOP FIVE PORTFOLIO INDUSTRIES AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1999
Telecommunications--Wireless Messaging .........  8.9%
Chemicals, Plastics and Rubber .................  6.4%
Telecommunications--Hybrid .....................  4.8%
Telecommunications--Cellular ...................  4.8%
Ecological .....................................  4.6%

 NET ASSET VALUE SINCE INCEPTION

MARCH 27, 1998 THROUGH JULY 31, 1999
[Net Asset Value Graph]

                                                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                                                 ------------------------------------
Mar 1998                                                                         10.00
                                                                                 10.01
Apr 1998                                                                         10.03
                                                                                 10.04
Jul 1998                                                                         10.04
                                                                                 10.04
                                                                                 10.05
Oct 1998                                                                         10.05
                                                                                 10.05
                                                                                 10.06
Jan 1999                                                                         10.08
                                                                                 10.11
                                                                                 10.12
Apr 1999                                                                         10.11
                                                                                 10.11
                                                                                 10.12
Jul 1999                                                                         10.09

High $10.12 on 7/28/99
Low $10.00 on 4/16/98

Past performance does not guarantee future results.

                      VAN KAMPEN SENIOR FLOATING RATE FUND
  CURRENT DISTRIBUTION

APRIL 24, 1998 THROUGH JULY 23, 1999
[Net Asset Value Graph]

                                                                    CURRENT DISTRIBUTION              3-MONTH TREASURY BILL
                                                                    --------------------              ---------------------
Apr 1998                                                                    3.90                               4.97
                                                                            6.59                               5.01
                                                                            6.57                               5.08
Jul 1998                                                                    6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
Oct 1998                                                                    6.35                               4.32
                                                                            6.07                               4.48
                                                                            6.06                               4.45
Jan 1999                                                                    6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.40                               4.48
Apr 1999                                                                    6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
Jul 1999                                                                    6.52                               4.66

Van Kampen Senior Floating Rate Fund
3 Month Treasury Bill

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1999
Avis Rent A Car, Inc. ..........................  4.3%
Allied Waste North America, Inc. ...............  4.3%
Iridium Operating, LLC. ........................  4.3%
Arch Paging, Inc. ..............................  3.7%
Starwood Hotels & Resorts Worldwide, Inc. ......  3.5%

Past performance does not guarantee future results.

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*              Stated
  (000)                 Borrower               Moody's   S&P          Maturity**             Value
----------------------------------------------------------------------------------------------------
            VARIABLE RATE *** SENIOR LOAN
            INTERESTS  78.7% AEROSPACE/DEFENSE
            1.8%
 $ 4,952    Aerostructures Corp., Term
            Loan..............................  NR       BB-         12/31/03         $    4,948,658
  13,920    Decrane Finance Co., Term Loan....  B2       B+    09/30/05 to 04/23/06       13,912,566
   7,483    Stellex Technologies, Inc., Term
            Loan..............................  B2       B+          09/30/06              7,476,987
                                                                                      --------------
                                                                                          26,338,211
                                                                                      --------------
            AUTOMOTIVE  1.9%
   4,868    Breed Technologies, Inc., Term
            Loan..............................  Caa1     CCC   04/27/04 to 04/27/06        4,866,610
     717    Breed Technologies, Inc.,
            Revolving Credit Agreement........  Caa1     CCC         04/27/04                717,137
  12,632    JL French Automotive Castings,
            Inc., Term Loan...................  B1       B+          10/21/06             12,630,974
  10,000    Metalforming Technologies, Inc.,
            Term Loan.........................  NR       NR          06/30/06              9,990,325
                                                                                      --------------
                                                                                          28,205,046
                                                                                      --------------
            BEVERAGE, FOOD & TOBACCO  3.3%
  39,940    Agrilink Foods, Term Loan.........  B1       BB-   09/30/04 to 09/30/05       39,937,063
   9,250    B & G Foods, Inc., Term Loan......  B1       B+          03/31/06              9,243,122
                                                                                      --------------
                                                                                          49,180,185
                                                                                      --------------
            BROADCASTING  2.2%
  10,000    Comcorp Broadcasting, Inc., Term
            Loan..............................  NR       NR          06/30/07              9,999,726
   4,376    Fairchild Corp., Term Loan........  Ba3      BB-         04/30/06              4,374,840
   8,000    Quoram Broadcasting, Inc., Term
            Loan..............................  Ba1      BB          09/30/07              8,009,522
   9,667    Sinclair Broadcasting, Term
            Loan..............................  Ba2      BB-         09/15/05              9,654,995
                                                                                      --------------
                                                                                          32,039,083
                                                                                      --------------
            BUILDINGS & REAL ESTATE  0.3%
   4,979    BSL Holdings, Term Loan...........  NR       BB-         12/30/05              4,975,019
                                                                                      --------------
            CHEMICALS, PLASTICS & RUBBER  5.0%
   6,451    High Performance Plastics, Inc.,
            Term Loan.........................  NR       NR          03/31/05              6,446,921
  24,170    Lyondell Petrochemical Co., Term
            Loan..............................  Ba3      NR    06/30/05 to 05/17/06       24,162,755
   5,000    MetoKote Corp., Term Loan.........  NR       NR          11/02/05              4,999,730
   8,125    Pioneer Americas Acquisition
            Corp., Term Loan..................  B2       B+          12/31/06              8,111,409
   6,575    Sterling Pulp Chemicals, Inc.,
            Term Loan.........................  B3       BB-         09/30/04              6,571,201
  17,806    Sybron Chemicals, Inc., Term
            Loan..............................  NR       NR          07/31/04             17,802,942
   5,742    West American Rubber, Term
            Loan..............................  NR       NR          06/30/05              5,741,504
                                                                                      --------------
                                                                                          73,836,462
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            COMMUNICATIONS -- TELEPHONE  1.9%
 $18,937    Davel Financing Co., LLC, Term
            Loan.............................   NR       NR          06/23/05         $   18,918,326
   9,819    Telespectrum Worldwide, Inc.,
            Term Loan........................   NR       NR    12/31/01 to 12/31/03        9,815,712
                                                                                      --------------
                                                                                          28,734,038
                                                                                      --------------
            CONSTRUCTION MATERIALS  2.4%
  21,000    American Buildings Co., Term
            Loan.............................   NR       NR          11/15/05             20,999,978
   5,216    Flextek Components, Inc., Term
            Loan (a).........................   NR       NR          02/28/05              4,182,641
  10,114    Hexcel Corp., Term Loan..........   Ba2      BB          09/14/05             10,105,369
                                                                                      --------------
                                                                                          35,287,988
                                                                                      --------------
            CONTAINERS, PACKAGING & GLASS
            1.3%
   5,925    American Bottling Co., Term
            Loan.............................   NR       NR          05/01/07              5,924,050
   1,148    Huntsman Packaging Corp., Term
            Loan.............................   Ba2      NR          12/31/02              1,148,028
   2,093    Huntsman Packaging Corp.,
            Revolving Credit Agreement.......   Ba2      NR          12/31/02              2,093,316
   4,947    Safelite Glass Corp., Term
            Loan.............................   B1       B+          12/23/03              4,944,638
   1,200    Safelite Glass Corp., Revolving
            Credit Agreement.................   B1       B+          12/23/03              1,199,729
   3,911    Stone Container Corp., Term
            Loan.............................   Ba3      B+          10/01/03              3,910,712
                                                                                      --------------
                                                                                          19,220,473
                                                                                      --------------
            DIVERSIFIED MANUFACTURING  0.6%
   7,792    Intesys Technologies, Inc., Term
            Loan.............................   NR       NR    06/30/04 to 06/30/06        7,786,137
     672    Intesys Technologies, Inc.,
            Revolving Credit Agreement.......   NR       NR          06/30/04                672,000
                                                                                      --------------
                                                                                           8,458,137
                                                                                      --------------
            ECOLOGICAL  3.6%
  50,000    Allied Waste North America, Inc.,
            Term Loan........................   Ba3      NR    07/23/06 to 07/23/07       50,000,000
   3,204    Safety-Kleen Corp., Term Loan....   Ba3      BB    04/03/05 to 04/03/06        3,202,946
                                                                                      --------------
                                                                                          53,202,946
                                                                                      --------------
            ELECTRONICS  1.5%
   7,500    Amphenol Corp., Term Loan........   Ba3      B+          05/19/04              7,493,775
   8,982    Details Capital Corp., Term
            Loan.............................   B1       B+          04/22/05              8,981,225
   4,984    Stratus Computers, Inc., Term
            Loan.............................   NR       NR          12/31/04              5,007,542
                                                                                      --------------
                                                                                          21,482,542
                                                                                      --------------
            ENTERTAINMENT & LEISURE  0.3%
   4,963    True Temper Sports, Inc., Term
            Loan.............................   B1       BB-         09/30/05              4,958,950
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            FARMING & AGRICULTURE  0.3%
 $ 4,887    Walco International, Inc., Term
            Loan.............................   NR       NR          03/31/04         $    4,918,047
                                                                                      --------------
            FINANCE  1.8%
  10,000    Bridge Information Systems, Inc.,
            Term Loan........................   NR       NR          05/29/05              9,993,589
   6,961    Outsourcing Solutions, Term
            Loan.............................   B2       BB-         10/15/04              6,957,363
  10,000    Paul G. Allen, Term Loan.........   NR       NR          06/10/03              9,999,150
                                                                                      --------------
                                                                                          26,950,102
                                                                                      --------------
            GROCERY  1.9%
  27,759    The Pantry, Inc., Term Loan......   B1       BB-         01/31/06             27,758,315
                                                                                      --------------
            HEALTHCARE  2.2%
   6,908    Meditrust Corp., Term Loan.......   NR       NR          07/17/01              6,907,522
  18,151    Vencor, Inc., Term Loan (b)......   Caa2     NR          01/15/05             17,241,865
   7,900    Wilson Greatbatch, Ltd., Term
            Loan.............................   NR       NR          07/30/04              7,898,611
                                                                                      --------------
                                                                                          32,047,998
                                                                                      --------------
            HOME & OFFICE FURNISHINGS,
            HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  2.6%
  21,500    Imperial Home Decor Group, Inc.,
            Term Loan........................   B1        B    03/13/05 to 03/13/06       21,573,296
  16,583    Renters Choice, Inc., Term
            Loan.............................   Ba3      BB-   01/31/06 to 01/31/07       16,583,642
                                                                                      --------------
                                                                                          38,156,938
                                                                                      --------------
            HOTELS, MOTELS, INNS, & GAMING
            3.4%
  10,000    Aladdin Gaming, LLC, Term Loan...   B2       NR    08/25/06 to 08/26/06        9,997,342
  40,000    Starwood Hotels & Resorts
            Worldwide, Inc., Term Loan.......   Ba1      NR          02/23/03             40,011,547
                                                                                          50,008,889
                                                                                      --------------
            MACHINERY  1.3%
   4,187    Numatics, Inc., Term Loan........   Ba3       B    03/19/04 to 09/19/05        4,184,097
  15,000    Ocean Rig (Norway), Term Loan....   NR       NR          06/01/08             14,992,358
                                                                                      --------------
                                                                                          19,176,455
                                                                                      --------------
            MINING, STEEL, IRON &
            NON-PRECIOUS METALS  1.0%
   9,900    Ispat Inland, Term Loan..........   Ba3      BB    07/16/05 to 07/16/06        9,893,616
   5,000    White Knight Resources, Ltd.,
            Term Loan........................   NR       NR          06/30/07              5,001,004
                                                                                      --------------
                                                                                          14,894,620
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS  1.6%
 $14,850    Le Group Forex, Inc., Term
            Loan.............................  NR        BB          06/30/05         $   14,850,000
   8,833    Pacifica Papers, Inc., Term
            Loan.............................  Ba2       BB          03/12/06              8,832,072
                                                                                      --------------
                                                                                          23,682,072
                                                                                      --------------
            PERSONAL & MISCELLANEOUS
            SERVICES  1.1%
   2,131    Boyds Collection, Ltd., Term
            Loan.............................  Ba3       B+          04/21/06              2,128,845
  13,500    Dimac Corp., Term Loan...........  Caa1      B-    06/30/06 to 12/30/06       13,527,759
                                                                                      --------------
                                                                                          15,656,604
                                                                                      --------------
            PHARMACEUTICALS  1.2%
  17,559    King Pharmaceuticals, Inc., Term
            Loan.............................  B1        BB-         12/18/06             17,558,824
                                                                                      --------------
            PRINTING & PUBLISHING 1.8%
   6,474    Advanstar Communications, Term
            Loan.............................  Ba3       B+          04/30/05              6,473,441
   4,948    Check Printers, Inc., Term
            Loan.............................  NR        NR          06/30/05              4,948,221
   5,566    Penton Media, Inc., Term Loan....  Ba3       BB-         05/31/06              5,565,960
   4,984    Reiman Publications, Inc., Term
            Loan.............................  NR        NR          12/10/05              4,983,950
   4,190    TransWestern Publishing, LP, Term
            Loan.............................  Ba3       B+          10/01/04              4,189,907
                                                                                      --------------
                                                                                          26,161,479
                                                                                      --------------
            RESTAURANTS & FOOD SERVICE  2.1%
   4,171    Americas Favorite Chicken, Inc.,
            Term Loan........................  Ba3       BB-         06/30/02              4,168,827
   1,384    Carvel Corp., Term Loan..........  NR        NR          06/30/00              1,382,250
  24,918    Domino's Pizza, Term Loan........  B1        B+    12/21/06 to 12/21/07       24,908,997
                                                                                      --------------
                                                                                          30,460,074
                                                                                      --------------
            RETAIL -- OFFICE PRODUCTS  0.7%
   9,985    U.S. Office Products Co., Term
            Loan.............................  B2        B           06/09/06              9,984,561
                                                                                      --------------
            RETAIL -- STORES  1.5%
  14,888    Duane Reade, Inc., Term Loan.....  B1        B+          02/15/06             14,892,722
   7,159    Kirklands Holdings, Term Loan....   NR       NR          06/30/02              7,158,350
                                                                                      --------------
                                                                                          22,051,072
                                                                                      --------------
            TELECOMMUNICATIONS -- CELLULAR
            3.8%
  38,300    BCP SP Ltd., Term Loan...........  NR        NR          03/31/00             37,938,261
   3,000    Cellular, Inc. Financial Corp.
            (CommNet), Term Loan.............  B1        NR          09/30/05              2,994,465
  15,000    Wireless One Network, LP, Term
            Loan.............................  NR        NR          09/30/07             14,973,525
                                                                                      --------------
                                                                                          55,906,251
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- HYBRID  3.8%
 $32,000    Nextel Finance Co., Term Loan....   Ba3       B    09/30/06 to 03/31/07   $   32,001,236
  24,000    Pacific Crossing, Ltd., Term
            Loan.............................   NR       NR          07/28/06             23,998,088
                                                                                      --------------
                                                                                          55,999,324
                                                                                      --------------
            TELECOMMUNICATIONS -- PERSONAL
            COMMUNICATIONS SYSTEMS  2.3%
  29,133    Omnipoint Communications, Inc.,
            Term Loan........................   B2       NR    02/01/06 to 02/17/06       29,553,419
   5,000    Telecorp PCS, Inc., Term Loan....   B2       NR          12/05/07              4,998,546
                                                                                      --------------
                                                                                          34,551,965
                                                                                      --------------
            TELECOMMUNICATIONS -- WIRELESS
            MESSAGING  7.0%
  45,000    Arch Paging, Inc., Term Loan.....   B2        B          06/30/06             42,266,962
  55,000    Iridium Operating, LLC, Term Loan
            (b)..............................   NR       CC          12/29/00             49,496,314
  11,000    TSR Wireless, LLC, Term Loan.....   NR       NR          06/30/05             10,996,383
                                                                                      --------------
                                                                                         102,759,659
                                                                                      --------------
            TEXTILES & LEATHER  3.6%
   8,196    American Marketing Industries,
            Inc., Term Loan..................   NR       NR    11/30/04 to 11/30/05        8,193,262
  20,000    Glenoit Corp., Term Loan.........   B1       BB-   12/31/03 to 06/30/04       19,995,312
   5,400    Humphrey's, Inc., Term Loan......   B2       NR          01/15/03              5,389,878
   4,822    Joan Fabrics Corp., Term Loan....   NR       NR          06/30/05              4,817,305
  13,895    Norcross Safety Products, Term
            Loan.............................   NR       NR          10/02/05             13,893,518
                                                                                      --------------
                                                                                          52,289,275
                                                                                      --------------
            TRANSPORTATION -- CARGO  0.9%
   4,450    Gemini Air Cargo, Inc., Term
            Loan.............................   B1       NR          12/12/02              4,446,759
   8,100    OmniTrax Railroads, LLC, Term
            Loan.............................   NR       NR          05/14/05              8,098,386
                                                                                      --------------
                                                                                          12,545,145
                                                                                      --------------
            TRANSPORTATION -- MANUFACTURING
            COMPONENTS  3.3%
  24,813    SPX Corp., Term Loan.............   Ba3      BB          09/30/06             24,809,445
  23,200    Transportation Manufacturing,
            Inc., Term Loan..................   NR       BB-         06/15/06             23,200,000
                                                                                      --------------
                                                                                          48,009,445
                                                                                      --------------
            TRANSPORTATION -- PERSONAL  3.4%
  50,000    Avis Rent A Car, Inc., Term
            Loan.............................   Ba3      BB+   06/30/06 to 06/30/07       50,000,234
                                                                                      --------------
TOTAL VARIABLE RATE *** SENIOR LOAN INTERESTS  78.7%
  (Cost $1,158,358,320)............................................................   $1,157,446,428
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                          Value
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.9%
COMMERCIAL PAPER  14.4%
  Alabama Power Co. ($10,000,000 par, maturing 08/03/99, yielding 5.10%)...........    $   9,997,167
  Baxter International, Inc. ($144,000 par, maturing 08/03/99, yielding 5.10%).....          143,959
  CSX Corp. ($15,000,000 par, maturing 08/24/99, yielding 5.27%)...................       14,949,496
  Centex Corp. ($1,181,000 par, maturing 08/05/99, yielding 5.23%).................        1,180,314
  Comdisco, Inc. ($21,500,000 par, maturing 08/10/99 to 08/11/99, yielding 5.27% to
    5.30%).........................................................................       21,469,121
  Compaq Computer Corp. ($8,122,000 par, maturing 08/25/99, yielding 5.28%)........        8,093,411
  Cox Communications, Inc. ($20,900,000 par, maturing 08/09/99 to 08/10/99,
    yielding 5.22% to 5.25%).......................................................       20,875,552
  General Electric Capital Corp. ($1,450,000 par, maturing 08/23/99, yielding
    5.07%).........................................................................        1,445,507
  General Motors Corp. ($505,000 par, maturing 08/05/99, yielding 5.05%)...........          504,717
  Halliburton Co. ($4,591,000 par, maturing 08/02/99, yielding 5.07%)..............        4,590,353
  Hunt (J.B.) Transportation Services, Inc. ($4,000,000 par, maturing 08/04/99,
    yielding 5.18%)................................................................        3,998,273
  Pfizer, Inc. ($3,788,000 par, maturing 08/12/99 to 08/13/99, yielding 5.06%).....        3,781,890
  Praxair, Inc. ($1,479,000 par, maturing 08/19/99, yielding 5.25%)................        1,475,118
  Raytheon Co. ($10,000,000 par, maturing 08/09/99, yielding 5.22%)................        9,988,400
  Rite Aid Corp. ($22,000,000 par, maturing 08/09/99 to 08/12/99, yielding
    5.25%).........................................................................       21,971,271
  Safeway, Inc. ($17,500,000 par, maturing 08/02/99, yielding 5.28% to 5.30%)......       17,497,432
  TRW, Inc. ($15,675,000 par, maturing 08/16/99, yielding 5.30%)...................       15,640,384
  Tampa Electric Co. ($5,585,000 par, maturing 08/19/99, yielding 5.04%)...........        5,570,926
  Tandy Corp. ($15,700,000 par, maturing 08/23/99 to 08/25/99, yielding 5.18%).....       15,647,797
  Temple Inland, Inc. ($9,787,000 par, maturing 08/02/99, yielding 5.25%)..........        9,785,573
  Western Resources, Inc. ($8,512,000 par, maturing 08/02/99 to 08/25/99, yielding
    5.25% to 5.27%)................................................................        8,486,075
  Xtra, Inc. ($14,576,000 par, maturing 08/05/99 to 08/24/99, yielding 5.22% to
    5.30%).........................................................................       14,540,220
                                                                                      --------------
TOTAL COMMERCIAL PAPER.............................................................      211,632,956
                                                                                      --------------
SHORT-TERM LOAN PARTICIPATIONS  5.5%
  Cummins Engine, Inc. ($10,000,000 par, maturing 08/02/99, yielding 5.23%)........       10,000,000
  Englehard Corp. ($12,707,000 par, maturing 08/18/99, yielding 5.27%).............       12,707,000
  Enron Oil & Gas Co. ($2,000,000 par, maturing 08/02/99, yielding 5.28%)..........        2,000,000
  Gillette Co. ($5,000,000 par, maturing 08/02/99, yielding 5.16%).................        5,000,000
  National Rural Utilities Coop Finance Corp. ($3,600,000 par, maturing 08/12/99,
    yielding 5.10%)................................................................        3,600,000
  Ralston Purina Co. ($10,000,000 par, maturing 08/03/99, yielding 5.23%)..........       10,000,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                          Value
----------------------------------------------------------------------------------------------------
SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
  Sprint Capital Corp. ($12,863,000 par, maturing 08/17/99 to 08/24/99, yielding
    5.26% to 5.27%)................................................................   $   12,863,000
  Temple Inland, Inc. ($5,000,000 par, maturing 08/03/99, yielding 5.24%)..........        5,000,000
  Universal Corp. ($15,000,000 par, maturing 08/03/99 to 08/24/99, yielding 5.27%
    to 5.28%)......................................................................       15,000,000
  Western Resources, Inc. ($5,500,000 par, maturing 08/06/99, yielding 5.28%)......        5,500,000
                                                                                      --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS  5.5%.........................................       81,670,000
                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS  19.9%
  (Cost $293,302,956)..............................................................      293,302,956
                                                                                      --------------
TOTAL INVESTMENTS  98.6%
  (Cost $1,451,661,276)............................................................    1,450,749,384
OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.........................................       21,203,253
                                                                                      --------------
NET ASSETS  100.0%.................................................................   $1,471,952,637
                                                                                      ==============

NR = Not Rated

(a) This Senior Loan interest is non-income producing.

(b) Subsequent to the year ended July 31, 1999, this borrower has filed for protection in federal bankruptcy court.

* Bank loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

*** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,451,661,276).....................  $1,450,749,384
Receivables:
  Fund Shares Sold..........................................      19,292,144
  Interest..................................................       7,486,042
  Funding Fee...............................................         250,000
Prepaid Expenses............................................         248,635
Unamortized Organizational Costs............................         102,254
Other.......................................................          12,742
                                                              --------------
      Total Assets..........................................   1,478,141,201
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................       2,093,112
  Income Distributions......................................       1,906,304
  Investment Advisory Fee...................................       1,194,857
  Administrative Fee........................................         334,106
  Distributor and Affiliates................................         321,213
  Initial Offering and Registration Costs...................          41,558
Accrued Expenses............................................         262,972
Trustees' Deferred Compensation and Retirement Plans........          34,442
                                                              --------------
      Total Liabilities.....................................       6,188,564
                                                              --------------
NET ASSETS..................................................  $1,471,952,637
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 145,951,374 shares issued and
  outstanding)..............................................  $    1,459,514
Paid in Surplus.............................................   1,467,251,336
Accumulated Undistributed Net Investment Income.............       3,303,975
Accumulated Net Realized Gain...............................         849,704
Net Unrealized Depreciation.................................        (911,892)
                                                              --------------
NET ASSETS..................................................  $1,471,952,637
                                                              ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,471,952,637 divided by 145,951,374 shares
  outstanding)..............................................  $        10.09
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $72,161,646
Fees........................................................        183,161
Other.......................................................        694,082
                                                                -----------
    Total Income............................................     73,038,889
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      8,398,576
Administrative Fee..........................................      2,210,152
Service Fee.................................................      1,326,091
Shareholder Services........................................        593,110
Legal.......................................................        250,491
Custody.....................................................        179,791
Trustees' Fees and Related Expenses.........................         44,013
Amortization of Organizational Costs........................         28,003
Other.......................................................      1,191,214
                                                                -----------
    Total Expenses..........................................     14,221,441
    Investment Advisory Fee Reduction.......................         95,436
                                                                -----------
    Net Expenses............................................     14,126,005
                                                                -----------
NET INVESTMENT INCOME.......................................    $58,912,884
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   891,210
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        560,714
  End of the Period.........................................       (911,892)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,472,606)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $  (581,396)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $58,331,488
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Year Ended July 31, 1999 and the Period March 27, 1998
            (Commencement of Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

                                                    Year Ended     Period Ended
                                                  July 31, 1999    July 31, 1998
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................  $   58,912,884   $  5,120,997
Net Realized Gain/Loss..........................         891,210         (2,430)
Net Unrealized Appreciation/Depreciation During
  the Period....................................      (1,472,606)       560,714
                                                  --------------   ------------
Change in Net Assets from Operations............      58,331,488      5,679,281
                                                  --------------   ------------
Distributions from Net Investment Income........     (56,436,224)    (4,980,066)
Distributions from Net Realized Gain............         (39,076)           -0-
                                                  --------------   ------------
  Total Distributions...........................     (56,475,300)    (4,980,066)
                                                  --------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................       1,856,188        699,215
                                                  --------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................   1,133,265,976    408,647,472
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      39,411,306      3,263,134
Cost of Shares Repurchased......................    (114,016,137)    (1,274,517)
                                                  --------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................   1,058,661,145    410,636,089
                                                  --------------   ------------
TOTAL INCREASE IN NET ASSETS....................   1,060,517,333    411,335,304
NET ASSETS:
Beginning of the Period.........................     411,435,304        100,000
                                                  --------------   ------------
End of the Period (Including undistributed net
  investment income of $3,303,975 and $309,945,
  respectively).................................  $1,471,952,637   $411,435,304
                                                  ==============   ============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS FROM OPERATIONS........................    $    58,331,488
                                                                ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (1,057,228,835)
  Increase in Interest Receivable...........................         (4,953,617)
  Increase in Receivable for Funding Fee....................           (250,000)
  Decrease in Prepaid Expenses..............................            230,851
  Decrease in Unamortized Organizational Costs..............             28,003
  Decrease in Other Assets..................................              6,370
  Increase in Investment Advisory Fees Payable..............            886,398
  Increase in Administrative Fees Payable...................            236,132
  Increase in Distributor & Affiliates Payable..............            201,797
  Decrease in Organizational Costs Payable..................           (135,000)
  Decrease in Offering & Registration Fees Payable..........           (430,251)
  Increase in Accrued Expenses..............................            145,577
  Increase in Trustees' Deferred Compensation and Retirement
    Plans Payable...........................................             28,631
                                                                ---------------
    Total Adjustments.......................................     (1,061,233,944)
                                                                ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (1,002,902,456)
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      1,130,436,489
Change in Intra-day Credit Line with Custodian Bank.........          2,093,112
Payments on Shares Repurchased..............................       (114,016,137)
Cash Dividends Paid.........................................        (15,610,394)
Capital Gain Distributions Paid.............................            (39,076)
                                                                ---------------
  Net Cash Provided by Financing Activities.................      1,002,863,994
                                                                ---------------
NET DECREASE IN CASH........................................            (38,462)
Cash at Beginning of the Period.............................             38,462
                                                                ---------------
CASH AT END OF THE PERIOD...................................    $           -0-
                                                                ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      March 27, 1998
                                                                      (Commencement
                                                                      of Investment
                                                       Year Ended     Operations) to
                                                      July 31, 1999   July 31, 1998
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............. $ 10.037        $10.000
                                                      --------        -------
  Net Investment Income..............................     .652           .213
  Net Realized and Unrealized Gain...................     .037           .034
                                                      --------        -------
Total from Investment Operations.....................     .689           .247
                                                      --------        -------
Less:
  Distributions from Net Investment Income...........     .640           .210
  Distributions from Realized Gain...................     .001            -0-
                                                      --------        -------
Total Distributions..................................     .641           .210
                                                      --------        -------
Net Asset Value, End of the Period................... $ 10.085        $10.037
                                                      ========        =======
Total Return* (a)....................................     7.09%          2.52%**
Net Assets at End of the Period (In millions)........ $1,472.0        $ 411.4
Ratio of Expenses to Average Net Assets*.............     1.60%          1.70%
Ratio of Net Investment Income to Average Net
  Assets*............................................     6.66%          6.33%
Portfolio Turnover (b)...............................       23%             4%**

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..............     1.61%          1.92%
Ratio of Net Investment Income to Average Net
  Assets.............................................     6.65%          6.11%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Fund's Variable Rate Senior Loan interests, totaling $1,157,446,428 (78.7% of net assets) is determined by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Fund's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable secondary market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty in the nature of the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been reliable market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at

                                 July 31, 1999
--------------------------------------------------------------------------------

amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund will write off the remaining unamortized organizational costs in August 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At July 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $1,451,663,912, the aggregate gross unrealized appreciation is $5,579,324 and the aggregate gross unrealized depreciation is $6,493,852 resulting in net unrealized depreciation on long- and short-term investments of $914,528.

                                 July 31, 1999
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences of $479,486 relating to certain offering costs which are not deductible for tax purposes and $37,884 relating to expenses not deductible for tax purposes have been reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 1999, the Adviser voluntarily waived $95,436 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended July 31, 1999, the Fund recognized expenses of approximately $226,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                 July 31, 1999
--------------------------------------------------------------------------------

    For the year ended July 31, 1999, the Fund recognized expenses of approximately $23,800 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 1999, the Fund recognized expenses for their services of approximately $484,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1999 and 1998, paid in surplus aggregated $1,467,251,336 and $410,157,150, respectively.

    Transactions in common shares were as follows:

                                                 Year Ended      Period Ended
                                                July 31, 1999    July 31, 1998
------------------------------------------------------------------------------
Beginning Shares............................      40,992,495          10,000
                                                 -----------      ----------
  Shares Sold...............................     112,343,843      40,784,384
  Shares Issued Through Dividend
     Reinvestment...........................       3,904,175         325,311
  Shares Repurchased........................     (11,289,139)       (127,200)
                                                 -----------      ----------
  Net Increase in Shares....................     104,958,879      40,982,495
                                                 -----------      ----------
Ending Shares...............................     145,951,374      40,992,495
                                                 ===========      ==========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,005,714,746 and $176,166,968, respectively.

                                 July 31, 1999
--------------------------------------------------------------------------------

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the year ended July 31, 1999, 11,289,139 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 1999, Van Kampen received early withdrawal charges of approximately $528,221 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $8,233,701 as of July 31, 1999. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Fund under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Fund for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%, except during the period from December 17, 1999 through January 14, 2000 the applicable margin shall be .575%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk

                                 July 31, 1999
--------------------------------------------------------------------------------

of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

    At July 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
               SELLING PARTICIPANT                      (000)       (000)
--------------------------------------------------------------------------
Bankers Trust.....................................     $ 8,196     $ 8,193
Canadian Imperial Bank of Commerce................      12,152      12,147
                                                       -------     -------
Total.............................................     $20,348     $20,340
                                                       =======     =======

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the year ended July 31, 1999, the Fund paid service fees of $1,327,950 to Van Kampen.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Senior Floating Rate Fund:

     We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended and then for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
September 14, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Equity
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                      VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 1999 the report must, if used with prospective investors, be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.